EXHIBIT INDEX

EXHIBIT        DESCRIPTION OF DOCUMENT
NUMBER

EX-99.B1a      Articles of Incorporation of Twentieth Century Capital
               Portfolios, Inc. (filed electronically as Exhibit 1a to
               Post-Effective Amendment No. 5 on Form N-1A, filed on July 31,
               1996, and incorporated herein by reference).

EX-99.B1b      Articles Supplementary of Twentieth Century Capital Portfolios,
               Inc. (filed electronically as Exhibit 1b to Post-Effective
               Amendment No. 5 on Form N-1A, filed on July 31, 1996, and incorporated herein by reference).

EX-99.B1c      Articles of Amendment of Twentieth Century Capital Portfolios,
               Inc., dated December 2, 1996 (filed electronically as Exhibit B1c to Post-Effective Amendment No. 7 on Form N-1A, filed March 3,
               1997, and incorporated herein by reference).

EX-99.B1d      Articles Supplementary of American Century Capital Portfolios,
               Inc., dated December 2, 1996 (filed electronically as Exhibit B1d to Post-Effective Amendment No. 7 on Form N-1A, filed March 3,
               1997, and incorporated herein by reference).

EX-99.B1e      Articles Supplementary of American Century Captial Portfolios,
               Inc. dated April 30, 1997 is included herewith.

EX-99.B1f      Certificate of Correction to Articles Supplementary of American
               Century Capital Portfolios, Inc. dated May 15, 1997, is included herewith.

EX-99.B2 By-Laws of Twentieth Century Capital Portfolios, Inc. (filed electronically as Exhibit 2 to Post-Effective Amendment No. 5 on Form N-1A, filed on July 31, 1996, and incorporated herein by reference).

EX-99.B4 Specimen securities representing shares of common stock of American Century Capital Portfolios, Inc. is included herewith.

EX-99.B5a      Management Agreement, dated as of August 1, 1993, between
               Twentieth Century Capital Portfolios, Inc. and Investors Research
               Corporation (filed electronically as Exhibit 5a to Post-Effective
               Amendment No. 5 on Form N-1A, filed on July 31, 1996, and incorporated herein by reference).

EX-99.B5b      Addendum to Management Agreement, dated as of May 11, 1994, between Twentieth Century Capital Portfolios, Inc. and Investors
               Research Corporation (filed electronically as Exhibit 5b to
               Post-Effective Amendment No. 5 on Form N-1A, filed on July 31,
               1996, and incorporated herein by reference).

EX-99.B5c      Management Agreement - Advisor Class between Twentieth Century
               Capital Portfolios, Inc. and Investors Research Corporation dated September 1, 1996 (filed electronically as Exhibit 5c to
               Post-Effective Amendment No. 6 on Form N-1A, filed on August 14,
               1996, and incorporated herein by reference).

EX-99.B5d      Management Agreement - Service Class between Twentieth Century
               Capital Portfolios, Inc. and Investors Research Corporation dated
               September 1, 1996 (filed electronically as Exhibit 5d to
               Post-Effective Amendment No. 6 on Form N-1A, filed on August 14,
               1996, and incorporated herein by reference).

EX-99.B5e      Management Agreement - Institutional Class between Twentieth
               Century Capital Portfolios, Inc. and Investors Research
               Corporation dated September 1, 1996 (filed electronically as
               Exhibit 5e to Post-Effective Amendment No. 6 on Form N-1A, filed on August 14, 1996, and incorporated herein by reference).

EX-99.B5f      Management Agreement between American Century Capital Portfolios,
               Inc. and American Century Investment Management, Inc., dated May
               8, 1997 is included herewith.

EX-99.B5g      Subadvisory Agreement between American Century Investment
               Management, Inc. and RREEF Real Estate Securities Advisers L.P., dated May 8, 1997 is included herewith.

EX-99.B6 Distribution Agreement between TCI Portfolios, Inc., Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Strategic Asset Allocations, Inc., Twentieth Century World Investors, Inc. and Twentieth Century Securities, Inc. dated September 3, 1996 (filed electronically as Exhibit 6 to Post-Effective Amendment No. 75 on Form N-1A of Twentieth Century Investors, Inc., File No. 2-14213, and incorporated herein by reference).

EX-99.B8a      Custodian Agreement, dated as of September 21, 1994, by and between Twentieth Century Capital Portfolios, Inc. and United
               Missouri Bank, N.A. (filed electronically as Exhibit 8c to
               Post-Effective Amendment No. 5 on Form N-1A, filed on July 31,
               1996, and incorporated herein by reference).

EX-99.B8b      Custody Agreement dated September 12, 1995, between UMB Bank,
               N.A., Investors Research Corporation, Twentieth Century
               Investors, Inc., Twentieth Century World Investors, Inc.,
               Twentieth Century Premium Reserves, Inc. and Twentieth Century
               Capital Portfolios, Inc. (filed electronically as Exhibit 8(e) to
               Pre-Effective Amendment No. 4 on Form N-1A of Twentieth century
               Strategic Asset Allocations, Inc., Commission File No. 33-79482, filed February 5, 1996, and incorporated herein by reference).

EX-99.B8c      Amendment No. 1 to Custody Agreement dated January 25, 1996, between UMB Bank, N.A., Investors Research Corporation, Twentieth
               Century Investors, Inc., Twentieth Century World Investors, Inc.,
               Twentieth Century Premium Reserves, Inc. and Twentieth Century
               Capital Portfolios, Inc. (filed electronically as Exhibit 8(e) to
               Pre-Effective Amendment No. 4 on Form N-1A of Twentieth Century
               Strategic Asset Allocations, Inc., Commission File No. 33-79482, filed February 5, 1996, and incorporated herein by reference).

EX-99.B8d      Master Agreement by and between Twentieth Century Services, Inc.
               and Commerce Bank, N.A. dated January 22, 1997 (filed electronically as Exhibit 8(b) to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of American Century
               Mutual Funds, Inc., File No. 2-14213, filed February 28, 1997 and incorporated herein by reference).

EX-99.B8e      Global Custody Agreement between The Chase Manhattan Bank and the
               Twentieth Century and Benham Funds, dated August 9, 1996 (filed electronically as Exhibit B8 to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of American Century
               Government Income Trust, File No. 2-99222, filed February 7,
               1997, and incorporated herein by reference).

EX-99.B9 Transfer Agency Agreement dated as of August 1, 1993, by and between Twentieth Century Capital Portfolios, Inc. and Twentieth Century Services, Inc. (filed electronically as Exhibit 9 to Post-Effective Amendment No. 5 on Form N-1A, filed July 31, 1996, and incorporated herein by reference).

EX-99.B10      Opinion and Consent of Counsel.

EX-99.B11      Consent of Ernst & Young LLP.

EX-99.B12      Annual Report of the Registrant dated March 31, 1997 (filed electronically on May 21, 1997, and incorporated herein by reference).

EX-99.B14      Model Retirement Plans (filed as Exhibits 14(a),14(b),14(c) and
               14(d) to Pre-Effective Amendment No. 2 to the Registration
               Statement and incorporated herein by reference).

EX-99.B15a     Master Distribution and Shareholder Services Plan of Twentieth
               Century Capital Portfolios, Inc., Twentieth Century Investors,
               Inc., Twentieth Century Strategic Asset Allocations, Inc. and
               Twentieth Century World Investors, Inc. (Advisor Class) dated
               September 3, 1996 (filed electronically as Exhibit 15a to
               Post-Effective Amendment No. 75 on Form N-1A of Twentieth Century
               Investors, Inc., File No. 2-14213, and incorporated herein by reference).

EX-99.B15b     Shareholder Services Plan of Twentieth Century Capital
               Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth
               Century Strategic Asset Allocations, Inc. and Twentieth Century
               World Investors, Inc. (Service Class) dated September 3, 1996
               (filed electronically as Exhibit 15b to Post-Effective Amendment
               No. 75 on Form N-1A of Twentieth Century Investors, Inc., File
               No. 2-14213, and incorporated herein by reference).

EX-99.B16      Schedule for Computation of Advertising Performance Quotations.

EX-99.B17      Power of Attorney dated February 15, 1997 is included herein.

EX-99.B18      Multiple Class Plan of Twentieth Century Capital Portfolios,
               Inc., Twentieth Century Investors, Inc., Twentieth Century
               Strategic Asset Allocations, Inc. and Twentieth Century World
               Investors, Inc. dated September 3, 1996 (filed electronically as
               Exhibit 18 to Post-Effective Amendment No. 75 on Form N-1A of
               Twentieth Century Investors, Inc., File No. 2-14213, and incorporated herein by reference).

EX-27.1.1      Financial Data Schedule for American Century Value.

EX-27.1.2      Financial Data Schedule for American Century Equity Income.